UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                    -----------------------------------------


                                    FORM 8-K



                                 CURRENT REPORT


REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of event reported) October 30, 2000


                           Commission File No. 0-25766


                     Community Bank Shares of Indiana, Inc.


             (Exact name of registrant as specified in its charter)



             Indiana                                    35-1938254
            (State or other jurisdiction of       (I.R.S. Employer
             incorporation or organization)  Identification Number)



      101 West Spring St., PO Box 939, New Albany, Indiana        47150
     (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code 1-812-944-2224

Item 5. Other Events

     James D. Rickard, president and chief executive officer of Community Bank Shares of Indiana, Inc. announced today that Michael L. Douglas resigned from his duties as executive vice president, chief operating officer, and director of Community Bank Shares of Indiana, Inc. effective October 24, 2000. Mr. Rickard stated that this resignation was in preparation for Mr. Douglas' retirement from Community Bank Shares, which is slated to occur in May of 2001. Mr. Douglas will serve community Bank Shares in an advisory capacity until his retirement takes place.

                     COMMUNITY BANK SHARES OF INDIANA, INC.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized


                                                     COMMUNITY BANK SHARES
                                                     OF INDIANA, INC.
                                                     (Registrant)



     Dated    October 30, 2000           BY:     /S/ James D. Rickard
     -------------------------------            ---------------------
                                                     James D. Rickard
                                                     President and CEO


     Dated    October 30, 2000           BY:     /S/ Paul A. Chrisco
     -------------------------------            ---------------------
                                                    Paul A. Chrisco
                                                    Chief Financial Officer